PORTFOLIO OF INVESTMENTS – as of March 31, 2022 (Unaudited)

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 92.3% of Net Assets
	Canada – 2.0%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(a)	$801,432
50,000	Province of Quebec Canada, 2.600%, 7/06/2025, (CAD)(a)	39,913

		841,345

	Chile – 2.2%
500,000	Chile Government International Bond, 1.250%, 1/29/2040, (EUR)(a)	462,191
500,000	Chile Government International Bond, 3.500%, 1/25/2050(a)	457,095

		919,286

	Denmark – 2.3%
500,000	Orsted A/S, 1.500%, 11/26/2029, (EUR)(a)	547,436
400,000	Orsted A/S, (fixed rate to 9/09/2027, variable rate thereafter), 1.750%, 12/09/3019, (EUR)(a)	422,167

		969,603

	Finland – 1.2%
500,000	Citycon OYJ, (fixed rate to 11/24/2024, variable rate thereafter), 4.496%, (EUR)(a)(b)	514,406

	France – 17.3%
400,000	Altarea SCA, 1.750%, 1/16/2030, (EUR)(a)	382,278
400,000	Covivio, 1.125%, 9/17/2031, (EUR)(a)	396,546
500,000	Derichebourg S.A., 2.250%, 7/15/2028, (EUR)(a)	539,573
400,000	Faurecia SE, 2.375%, 6/15/2029, (EUR)(a)	381,633
3,100,000	France Government Bond OAT, 1.750%, 6/25/2039, 144A, (EUR)(a)	3,743,025
100,000	Getlink SE, 3.500%, 10/30/2025, (EUR)(a)	112,838
600,000	ICADE, 1.500%, 9/13/2027, (EUR)(a)	658,520
300,000	Seche Environnement S.A., 2.250%, 11/15/2028, (EUR)	310,385
600,000	Societe du Grand Paris EPIC, EMTN, 1.700%, 5/25/2050, (EUR)(a)	673,042

		7,197,840

	Germany – 5.9%
700,000	BayWa AG, EMTN, 3.125%, 6/26/2024, (EUR)(a)	792,373
600,000	E.ON SE, EMTN, 0.350%, 2/28/2030, (EUR)(a)	606,843

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Germany – continued
500,000	EnBW Energie Baden-Wuerttemberg AG, (fixed rate to 3/30/2026, variable rate thereafter), 1.875%, 6/29/2080, (EUR)(a)	$516,065
500,000	Landesbank Baden-Wuerttemberg, Series 809, MTN, 0.375%, 7/29/2026, (EUR)(a)	529,722

		2,445,003

	Hungary – 1.8%
700,000	Hungary Government International Bond, 1.750%, 6/05/2035, (EUR)(a)	723,268

	Indonesia – 2.5%
500,000	Perusahaan Penerbit SBSN Indonesia III, 3.750%, 3/01/2023(a)	506,250
500,000	Perusahaan Penerbit SBSN Indonesia III, MTN, 3.900%, 8/20/2024(a)	515,250

		1,021,500

	Ireland – 1.5%
300,000	AIB Group PLC, EMTN, (fixed rate to 5/30/2026, variable rate thereafter), 2.875%, 5/30/2031, (EUR)(a)	327,615
300,000	ESB Finance DAC, EMTN, 1.000%, 7/19/2034, (EUR)(a)	305,711

		633,326

	Italy – 2.5%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)(a)	417,748
600,000	Assicurazioni Generali SpA, EMTN, 2.124%, 10/01/2030, (EUR)(a)	635,541

		1,053,289

	Korea – 3.4%
400,000	Kia Corp., 1.750%, 10/16/2026(a)	371,490
600,000	Korea International Bond, Zero Coupon, 0.000%, 10/15/2026, (EUR)(a)(c)	634,452
400,000	Korea Water Resources Corp., EMTN, 3.875%, 5/15/2023(a)	405,593

		1,411,535

	Lithuania – 2.4%
500,000	AB Ignitis Grupe, EMTN, 1.875%, 7/10/2028, (EUR)(a)	551,073
400,000	AB Ignitis Grupe, EMTN, 2.000%, 7/14/2027, (EUR)(a)	444,429

		995,502

	Luxembourg – 0.8%
300,000	Eurofins Scientific SE, (fixed rate to 8/11/2022, variable rate thereafter), 2.875%, (EUR)(b)	330,565

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Mexico – 2.1%
800,000	Mexico Government International Bond, 1.350%, 9/18/2027, (EUR)(a)	$856,053

	Netherlands – 6.8%
700,000	ABB Finance BV, EMTN, Zero Coupon, 0.271%-0.282%, 1/19/2030, (EUR)(a)(d)	686,719
400,000	CTP NV, EMTN, 2.125%, 10/01/2025, (EUR)(a)	443,606
600,000	de Volksbank NV, EMTN, (fixed rate to 10/22/2025, variable rate thereafter), 1.750%, 10/22/2030, (EUR)(a)	653,820
700,000	Signify NV, 2.375%, 5/11/2027, (EUR)(a)	791,275
150,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)(a)	156,620
100,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)(a)	109,629

		2,841,669

	Singapore – 1.6%
700,000	Vena Energy Capital Pte Ltd., EMTN, 3.133%, 2/26/2025(a)	679,053

	Spain – 7.2%
400,000	Banco Bilbao Vizcaya Argentaria S.A., 1.000%, 6/21/2026, (EUR)(a)	435,689
500,000	Bankinter S.A., 0.625%, 10/06/2027, (EUR)(a)	517,585
500,000	Iberdrola International BV, (fixed rate to 2/22/2023, variable rate thereafter), 1.875%, (EUR)(a)(b)	557,273
900,000	Spain Government Bond, 1.000%, 7/30/2042, 144A, (EUR)(a)	860,869
600,000	Telefonica Europe BV, (fixed rate to 2/05/2027, variable rate thereafter), 2.502%, (EUR)(a)(b)	622,611

		2,994,027

	Supranationals – 8.8%
3,700,000	European Investment Bank, 2.375%, 5/24/2027(a)	3,672,971

	Sweden – 1.3%
500,000	Volvo Car AB, EMTN, 2.500%, 10/07/2027, (EUR)(a)	553,331

	United Kingdom – 8.2%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)(a)	641,913
500,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)(a)	550,864
400,000	Thames Water Utilities Finance PLC, 0.875%, 1/31/2028, (EUR)(a)	420,113
1,500,000	United Kingdom Gilt, 0.875%, 7/31/2033, (GBP)(a)	1,806,925

		3,419,815

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	United States – 10.5%
$ 500,000	Air Products & Chemicals, Inc., 2.050%, 5/15/2030(a)	$460,885
600,000	Digital Dutch Finco BV, 1.500%, 3/15/2030, (EUR)(a)	610,823
600,000	Digital Euro Finco LLC, 2.500%, 1/16/2026, (EUR)(a)	679,308
300,000	Digital Intrepid Holding BV, 0.625%, 7/15/2031, (EUR)(a)	275,290
400,000	Ford Motor Co., 3.250%, 2/12/2032(a)	357,252
400,000	Southern Power Co., 4.150%, 12/01/2025(a)	410,843
200,000	Thermo Fisher Scientific, Inc., 4.100%, 8/15/2047(a)	214,235
700,000	Verizon Communications, Inc., 3.875%, 2/08/2029(a)	728,238
600,000	Wabtec Transportation Netherlands BV, 1.250%, 12/03/2027, (EUR)(a)	630,947

		4,367,821

	Total Bonds and Notes (Identified Cost $42,013,591)	38,441,208

Short-Term Investments – 4.0%
1,648,458	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2022 at 0.000% to be repurchased at $1,648,458 on 4/01/2022 collateralized by $1,424,900 U.S. Treasury Bond, 3.375% due 11/15/2048 valued at $1,681,471 including accrued interest(e) (Identified Cost $1,648,458)	1,648,458

	Total Investments – 96.3% (Identified Cost $43,662,049)	40,089,666
	Other assets less liabilities – 3.7%	1,550,275

	Net Assets – 100.0%	$41,639,941

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Perpetual bond with no specified maturity date.
(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(e)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2022, the value of Rule 144A holdings amounted to $4,603,894 or 11.1% of net assets.

EMTN	Euro Medium Term Note

MTN	Medium Term Note

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Buxl® 30 Year Bond	6/08/2022	8	$1,700,565	$1,647,869	$(52,696)
German Euro Bund	6/08/2022	5	901,262	877,588	(23,674)

Total					$(76,370)

At March 31, 2022, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	6/21/2022	27	$3,362,461	$3,317,625	$44,836
British Pound	6/13/2022	27	2,295,087	2,215,856	79,231
Canadian Dollar	6/14/2022	11	863,434	880,990	(17,556)
Euro	6/13/2022	195	27,737,113	27,053,813	683,300
German Euro BOBL	6/08/2022	10	1,459,431	1,425,513	33,918

Total					$823,729

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$38,441,208	$—	$38,441,208
Short-Term Investments	—	1,648,458	—	1,648,458
Futures Contracts (unrealized appreciation)	841,285	—	—	841,285

Total	$841,285	$40,089,666	$—	$40,930,951

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(93,926)	$—	$—	$(93,926)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include futures contracts.

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. As of March 31, 2022, the Fund used U.S. and foreign government bond futures to gain yield curve exposure.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. As of March 31, 2022, the Fund used U.S. and foreign government bond futures to manage duration.

The Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. As of March 31, 2022, the Fund used currency futures for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of March 31, 2022:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$78,754
Foreign exchange contracts	762,531

Total exchange-traded asset derivatives	$841,285

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(76,370)
Foreign exchange contracts	(17,556)

Total exchange-traded liability derivatives	$(93,926)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of March 31, 2022:

Maximum Amount of Loss - Gross	Maximum Amount of Loss – Net
$ 1,165,569	$ 1,165,569

Industry Summary at March 31, 2022 (Unaudited)

Government National	23.0%
Industrial	15.3
Utility-Electric	12.0
Special Purpose	9.6
Financial	9.5
Supra-National	8.8
Bank	6.0
Government Regional	3.6
Telephone	3.2
Government Agency	1.0
Transportation-Non Rail	0.3
Short-Term Investments	4.0

Total Investments	96.3
Other assets less liabilities (including futures contracts)	3.7

Net Assets	100.0%

Currency Exposure Summary at March 31, 2022 (Unaudited)

Euro	63.3%
United States Dollar	25.1
British Pound	5.9
Canadian Dollar	2.0

Total Investments	96.3
Other assets less liabilities (including futures contracts)	3.7

Net Assets	100.0%